The Advisors’ Inner Circle Fund III

KBI Global Investors Aquarius Fund

(the “Fund”)

Supplement Dated September 16, 2022 to the Fund’s

Statement of Additional Information (“SAI”), dated November 28, 2021

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

Effective September 30, 2022 (the “Effective Date”), the following change is made to the Fund’s contractual expense limit for Institutional Shares and Investor Shares:

	Current	New
Contractual Expense Limit	1.10%	1.00%

Accordingly, as of the Effective Date, the Fund’s SAI is hereby amended and supplemented as follows:

1. In the “Advisory Fees Paid to the Adviser” section of the SAI, the disclosure regarding the contractual expense limit is hereby deleted and replaced with the following:

The Adviser has contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding 12b-1 fees, interest, taxes, brokerage commissions, research, and other costs and expenses relating to the securities that are purchased and sold by the Fund, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 1.00% of the average daily net assets of each of the Fund’s share classes until November 30, 2023 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2023. In addition, the Adviser may receive from a Fund the difference between the Fund’s total annual Fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. Prior to September 30, 2022, the Fund's expense cap was 1.10% of the average daily net assets of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

KBI-SK-002-0100